INCOME TAXES	6 Months Ended	12 Months Ended
	Jul. 01, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES

10. INCOME TAXES

Income taxes for the interim periods presented have been included in our Unaudited Condensed Consolidated Financial Statements on the basis of an estimated annual effective tax rate, adjusted for discrete items. The income tax expense for these periods differed from the amounts which would have been recorded using the U.S. statutory rate due primarily to certain valuation allowances provided against deferred tax assets, the impact of nondeductible expenses, foreign taxes, deferred taxes on the assumed repatriation of foreign earnings and tax amortization of goodwill and indefinite-lived intangibles.

For the three and six months ended July 1, 2016, we recorded income tax provision of $3.6 million and $9.0 million on pre-tax losses of $20.4 million and $52.9 million, resulting in negative effective tax rates of 17.5% and 17.0%, respectively. For the three and six months ended June 27, 2015, we recorded income tax provision of approximately $5.9 million and $7.9 million on pre-tax losses of $86.8 million and $124.0 million, resulting in negative effective tax rates of 6.8% and 6.3%, respectively.

Our tax rates are at times negative because our U.S. federal tax losses, and certain state tax losses, are unavailable to offset income taxes arising in other states and in the foreign jurisdictions where we are subject to tax.

We record net deferred tax assets to the extent we conclude that it is more likely than not that the related deferred tax assets will be realized. In making such determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations. At this time, we cannot conclude that it is more likely than not that the benefit from certain U.S. federal and state net operating loss carryforwards will be available to offset future taxable income. Accordingly, we have provided a valuation allowance of $11.4 million and $26.1 million on the deferred tax assets related to the net operating loss carry forwards generated in the three and six months ended July 1, 2016. If our assumptions change and we determine that it is more likely than not that we will be able to realize the deferred tax assets related to these net operating losses, reversal of the valuation allowances we have recorded against those deferred tax assets will be recognized as a reduction of income tax expense. The establishment of valuation allowances does not preclude us from utilizing our loss carryforwards or other deferred tax assets in the future and does not impact our cash resources.

We and our subsidiaries file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years before 2011. However, to the extent allowed by law, the tax authorities may have the right to examine prior periods where net operating losses or tax credits were generated and carried forward and make adjustments up to the amount of the net operating loss or credit carryforward amount.

At July 1, 2016, our gross unrecognized tax benefits were $16.0 million reflecting an increase of $1.1 million from the unrecognized amount of $14.9 million at December 31, 2015. As of July 1, 2016, we have $3.1 million accrued for interest and penalties related to these unrecognized tax benefits. To the extent all or a portion of our gross unrecognized tax benefits are recognized in the future, no U.S. federal tax benefit for related state income tax deductions would result due to the existence of the U.S. federal valuation allowance. We anticipate that approximately $0.9 million aggregate of unrecognized tax benefits, each of which are individually immaterial, will decrease in the next twelve months due to the expiration of statutes of limitation. As of July 1, 2016, we have unrecognized various foreign and U.S. state tax benefits of approximately $6.1 million, which, if recognized, would impact our effective tax rate in future periods.

15. INCOME TAXES

The components of loss from continuing operations before income tax provision consist of the following (in thousands):

	Year Ended December 31,
	2015	2014	2013
U.S. operations	$(184,524)	$(133,463)	$(189,333)
Foreign operations	14,273	17,439	17,323

	$(170,251)	$(116,024)	$(172,010)

The income tax provision from continuing operations consists of the following (in thousands):

	Year Ended December 31,
	2015	2014	2013
Current income taxes:
U.S. federal	$597	$(309)	$840
U.S. state	1,042	310	429
Foreign	4,677	5,989	6,373

Total current income taxes	6,316	5,990	7,642

Deferred income taxes:
U.S. federal	6,095	(6,579)	9,610
U.S. state	919	(2,120)	767
Foreign	(1,074)	(2,011)	(568)

Total deferred income taxes	5,940	(10,710)	9,809

Total income tax provision (benefit)	$12,256	$(4,720)	$17,451

The difference between the income tax provision (benefit) derived by applying the U.S. federal statutory income tax rate of 35% and the recognized income tax provision is as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
Income tax provision (benefit) derived by applying the U.S. federal statutory income tax rate to loss before income taxes	$(59,586)	$(40,595)	$(60,217)
Add (deduct) the effect of:
State tax benefit, net	(4,996)	(2,564)	(3,494)
Change in state effective tax rates	(604)	(803)	(687)
Foreign earnings repatriation	(622)	(1,646)	2,678
Unrecognized tax benefits	1,678	949	2,767
Goodwill impairment	—	—	16,644
Valuation allowance	72,655	35,503	64,547
Research tax credit	(758)	(647)	(1,249)
Equity compensation benefit	—	—	(2,864)
Permanent differences and other, net	(2,726)	4,912	(456)
Foreign rate differential	5,875	—	—
Other	1,340	171	(218)

	$12,256	$(4,720)	$17,451

The components of deferred income tax assets and liabilities are as follows (in thousands):

	December 31, 2015	December 31, 2014
Deferred tax assets:
Net operating loss carryforwards	$264,343	$214,319
Receivables reserve	19,654	26,709
Other	43,722	39,284

Gross deferred tax assets	327,719	280,312
Valuation allowance	(223,385)	(137,520)

Net deferred tax assets	104,334	142,792

Deferred tax liabilities:
Intangible assets	(303,993)	(343,370)
Foreign earnings repatriation	(11,730)	(13,012)
Other	(1,225)	(3,987)

Gross deferred tax liabilities	(316,948)	(360,369)

Net deferred tax liabilities	$(212,614)	$(217,577)

At December 31, 2015, we maintain federal and state net operating loss carryforwards of $695.1 million and $448.8 million respectively, which expire over a period of 1 to 20 years. Our foreign net operating loss carryforwards of $11.5 million will begin to expire in 2022.

At December 31, 2015 and 2014 we had gross deferred tax assets of $327.7 million and $280.3 million, respectively, which we reduced by valuation allowances of $223.4 million and $137.5 million, respectively.

We do not intend to permanently reinvest the earnings of foreign operations. Accordingly, we recorded a deferred tax (income) expense of $(0.6) million, $(0.6) million, and $1.8 million for the years ended December 31, 2015, 2014 and 2013, respectively, for unrepatriated foreign earnings in those years.

The Company qualifies for a tax holiday in Tunisia. Without the tax holiday, the Company would have tax expense of $0.3 million in Tunisia in 2015. The tax incentive will last at least through 2018.

We file income tax returns in U.S. federal, state and foreign jurisdictions. With few exceptions, we are no longer subject to income tax examinations by tax authorities for years before 2010. However, to the extent allowed by law, the tax authorities may have the right to examine prior periods where net operating losses or tax credits were generated and carried forward, and make adjustments up to the amount of the net operating loss or credit carryforward amount.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
Balance, beginning of year	$13,905	$14,469	$12,342
Additions based on tax positions related to current year	922	1,502	1,531
Additions for tax positions related to prior years	194	354	975
Reduction due to lapse of statute of limitations	(120)	(709)	(379)
Reductions for settlements of tax positions	—	(1,711)	—

Balance, end of year	$14,901	$13,905	$14,469

To the extent all or a portion of our gross unrecognized tax benefits are recognized in the future, no U.S. federal tax benefit for related state income tax deductions would result due to the existence of a U.S. federal valuation allowance. We anticipate that approximately $0.4 million of uncertain tax positions, each of which are individually immaterial, will decrease in the next twelve months due to the expiration of the statutes of limitations. We have various unrecognized tax benefits totaling approximately $5.9 million, which, if recognized, would impact our effective tax rate in future periods. We recognized interest and penalties of $0.4 million, $0.4 million, and $0.5 million in the years ended December 31, 2015, 2014 and 2013, respectively, which was included as a component of income tax benefit in our Consolidated Statements of Operations. As of December 31, 2015 and 2014, we have $2.7 million and $2.3 million, respectively, accrued for interest and penalties.